UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2021

Date of reporting period: March 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2021

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 17, 2021

On the following pages, you will find the 2021 semi-annual report for the Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio1 (the “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2021, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

Global equities have rebounded strongly from last year’s market bottom, up 55% over the past year and 21% over the past six months. Continued optimism and promising data from the rollout of COVID-19 vaccines, along with ongoing economic support from governments, have propelled stocks to new highs. In the US, coronavirus cases fell by around 80% over the past three months as the holiday spread faded and over 100 million people received at least one dose of the vaccine.

For the past several years, market performance has been concentrated in high growth momentum stocks around the world, especially in the US. That pattern reversed in the final quarter of 2020 and has persisted in 2021, with a notable rebound in cyclical sectors, in particular in the small-cap space.

Fixed income has been more challenged than equities, rebounding in the early stages of the recovery as all assets recovered, but facing headwinds as investors’ risk appetite returned, and capital was reallocated to equities. In addition, in the first quarter of 2021, US interest rates rose significantly with the 10-year Treasury yield moving from 1% to over 1.7%. Price pressure on bonds was notable, but yields have readjusted meaningfully, and our portfolio teams are taking advantage of those with purchases of new issues.

The markets are now focused on the pace of the recovery, with estimates of global GDP and corporate earnings continuing to rise. We have increased our own estimates for global economic growth meaningfully. We continue to monitor how a recovery in global demand, likely led by the US given its substantial fiscal stimulus and reopening progress, will intersect with supply chains that are still coming back online. In addition, we’ll be watching the recovery in labor markets, which will be necessary to keep demand strong. Inflation expectations have rebounded to more normal levels and we’ll continue to track them and the potential path of interest rates.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Onur Erzan

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

[1]	This performance discussion is intended as a general market commentary.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

(Portfolio Manager Commentary continued on next page)

2021 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In

(Disclosures and Risks continued on next page)

2021 Semi-Annual Report	3

Disclosures and Risks (continued)

addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse on effect the value or performance of the Portfolio.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

On January 31, 2020, the United Kingdom (the “UK”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is developed and the UK determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolio’s investments and its net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The UK may be less stable than it has been in recent years and investments in UK assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

(Disclosures and Risks continued on next page)

2021 Semi-Annual Report	5

Disclosures and Risks (continued)

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit US persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

6	Sanford C. Bernstein Fund II, Inc.

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	-1.89%	4.82%	3.59%	3.72%	4.64%	5/17/2002
Bloomberg Barclays US Aggregate Bond Index	-2.73%	0.71%	3.10%	3.44%	4.39%
Lipper Core Bond Funds Average	-1.54%	4.60%	3.33%	3.44%	—

1	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.52%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 28, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $25,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $25,000 minimum investment as compared to the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended March 31, 2021.

Portfolio Summary—March 31, 2021 (Unaudited)

Security Type Breakdown[1]

1	All data are as of March 31, 2021. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.5% in Common Stocks, Emerging Markets—Sovereigns and Governments—Sovereign Bonds.

See Disclosures, Risks and Note About Historical Performance on pages 3-6.

2021 Semi-Annual Report	7

Expense Example—March 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2020	ENDING ACCOUNT VALUE MARCH 31, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$981.10	$2.22	0.45%
Hypothetical**	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2021 (Unaudited)

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADE–31.2%

Industrial–19.4%
Basic–1.4%
Alpek SAB de CV 3.25%, 02/25/2031(a)	U.S.$	469	$462,082
4.25%, 09/18/2029(a)		251	265,825
Dow Chemical Co. (The) 4.375%, 11/15/2042		87	98,953
DuPont de Nemours, Inc. 4.493%, 11/15/2025		1,085	1,227,949
Eastman Chemical Co. 3.80%, 03/15/2025		496	539,296
Fresnillo PLC 4.25%, 10/02/2050(a)		2,722	2,674,365
Glencore Funding LLC 4.125%, 05/30/2023(a)		502	536,332
GUSAP III LP 4.25%, 01/21/2030(a)		1,190	1,252,475
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		463	475,154
Inversiones CMPC SA 3.85%, 01/13/2030(a)		200	212,312
4.375%, 04/04/2027(a)		1,103	1,207,399
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		322	338,704
LYB International Finance BV 4.00%, 07/15/2023		330	354,872
LyondellBasell Industries NV 5.75%, 04/15/2024		996	1,125,082
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)		463	453,050
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)		750	813,984
4.875%, 09/19/2022(a)		365	383,592
Suzano Austria GmbH 3.75%, 01/15/2031		343	354,113

			12,775,539

Capital Goods–0.2%
Raytheon Technologies Corp. 3.95%, 08/16/2025		1,318	1,464,786
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		270	286,613

			1,751,399

Communications—Media–1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		216	238,296
	Principal Amount (000)		U.S. $ Value
4.80%, 03/01/2050	U.S.$	765	$823,653
5.125%, 07/01/2049		467	527,187
Comcast Corp. 3.45%, 02/01/2050		779	800,142
4.15%, 10/15/2028		1,200	1,372,308
Cox Communications, Inc. 2.95%, 06/30/2023(a)		463	483,627
Prosus NV 3.68%, 01/21/2030(a)		639	660,566
4.027%, 08/03/2050(a)		485	441,350
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		1,256	1,260,082
2.39%, 06/03/2030(a)		1,050	1,012,053
3.24%, 06/03/2050(a)		1,022	937,511
Time Warner Cable LLC 4.50%, 09/15/2042		505	539,678
TWDC Enterprises 18 Corp. Series G 4.125%, 06/01/2044		1,573	1,794,321
ViacomCBS, Inc. 3.375%, 02/15/2028		974	1,036,092
3.70%, 06/01/2028		450	487,607
4.95%, 01/15/2031		437	516,211
Weibo Corp. 3.375%, 07/08/2030		3,313	3,277,418

			16,208,102

Communications—Telecommunications–1.0%
AT&T, Inc. 2.75%, 06/01/2031		529	527,000
3.50%, 09/15/2053(a)		2,518	2,328,571
3.65%, 09/15/2059(a)		1,140	1,043,419
Empresa Nacional de Telecomunicaciones SA 4.75%, 08/01/2026(a)		988	1,097,297
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		1,380	1,484,563
Verizon Communications, Inc. 3.40%, 03/22/2041		2,794	2,837,950

			9,318,800

Consumer Cyclical—Automotive–1.1%
General Motors Co. 6.125%, 10/01/2025		278	327,481
6.80%, 10/01/2027		390	484,895
General Motors Financial Co., Inc. 4.30%, 07/13/2025		275	302,428
5.10%, 01/17/2024		1,398	1,546,649
5.25%, 03/01/2026		600	687,516
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		2,504	2,628,399
Lear Corp. 3.50%, 05/30/2030		729	763,285
3.80%, 09/15/2027		1,089	1,187,446

2021 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)	U.S.$	2,084	$2,270,247

			10,198,346

Consumer Cyclical—Other–0.4%
Las Vegas Sands Corp. 2.90%, 06/25/2025		1,168	1,198,963
3.20%, 08/08/2024		228	237,722
3.90%, 08/08/2029		983	1,009,954
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		1,161	1,330,274

			3,776,913

Consumer Cyclical—Retailers–0.9%
Advance Auto Parts, Inc. 1.75%, 10/01/2027		519	510,769
3.90%, 04/15/2030		768	834,071
AutoNation, Inc. 4.75%, 06/01/2030		286	329,598
Falabella SA 3.75%, 10/30/2027(a)		840	904,312
InRetail Consumer 3.25%, 03/22/2028(a)		813	811,475
Ralph Lauren Corp. 2.95%, 06/15/2030		2,519	2,602,782
Ross Stores, Inc. 4.70%, 04/15/2027		1,925	2,196,175

			8,189,182

Consumer Non-Cyclical–4.2%
AbbVie, Inc. 2.95%, 11/21/2026		1,376	1,464,780
4.25%, 11/21/2049		1,349	1,527,014
Ahold Finance USA LLC 6.875%, 05/01/2029		120	160,886
Altria Group, Inc. 3.40%, 05/06/2030		1,745	1,822,077
4.80%, 02/14/2029		1,204	1,381,722
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060		900	1,019,754
5.55%, 01/23/2049		2,345	3,024,135
Banner Health 1.897%, 01/01/2031		500	474,575
BAT Capital Corp. 2.259%, 03/25/2028		2,706	2,661,378
2.726%, 03/25/2031		1,061	1,031,186
4.70%, 04/02/2027		1,110	1,250,426
Baxalta, Inc. 3.60%, 06/23/2022		5	5,154
Biogen, Inc. 3.625%, 09/15/2022		11	11,497
4.05%, 09/15/2025		2,096	2,329,054
Cencosud SA 5.15%, 02/12/2025(a)		1,704	1,901,558
Cigna Corp. 3.40%, 03/01/2027		2,395	2,601,425
3.75%, 07/15/2023		169	180,634
	Principal Amount (000)		U.S. $ Value
4.125%, 11/15/2025	U.S.$	1,278	$1,425,698
4.375%, 10/15/2028		740	846,982
Coca-Cola Femsa SAB de CV 1.85%, 09/01/2032		529	484,200
2.75%, 01/22/2030		636	639,180
CVS Health Corp. 4.30%, 03/25/2028		224	254,267
5.05%, 03/25/2048		1,616	1,983,689
Gilead Sciences, Inc. 4.75%, 03/01/2046		2,451	2,958,921
HCA, Inc. 5.25%, 06/15/2026		20	23,003
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		469	459,034
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		1,229	1,322,183
Sigma Alimentos SA de CV 4.125%, 05/02/2026(a)		221	239,578
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		1,378	1,506,402
Tyson Foods, Inc. 3.95%, 08/15/2024		1,211	1,324,180
4.00%, 03/01/2026		181	200,734
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026		1,720	1,896,231
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		296	316,844

			38,728,381

Energy–5.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		3,039	3,251,517
Boardwalk Pipelines LP 3.40%, 02/15/2031		926	932,232
BP Capital Markets America, Inc. 2.939%, 06/04/2051		2,985	2,664,351
Cenovus Energy, Inc. 5.375%, 07/15/2025		539	606,548
Chevron USA, Inc. 3.90%, 11/15/2024		1,197	1,318,747
5.25%, 11/15/2043		1,396	1,818,137
ConocoPhillips Co. 6.95%, 04/15/2029		85	113,179
Enbridge Energy Partners LP 7.375%, 10/15/2045		1,713	2,453,855
Energy Transfer Operating LP 3.60%, 02/01/2023		100	104,167
4.75%, 01/15/2026		1,425	1,582,463
6.25%, 04/15/2049		882	1,040,319
Eni SpA 4.25%, 05/09/2029(a)		1,163	1,299,536
Enterprise Products Operating LLC 4.20%, 01/31/2050		2,401	2,559,202
Husky Energy, Inc. 4.40%, 04/15/2029		2,939	3,140,057

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Kinder Morgan Energy Partners LP 4.15%, 03/01/2022	U.S.$	260	$268,624
Marathon Oil Corp. 3.85%, 06/01/2025		998	1,070,934
6.80%, 03/15/2032		1,800	2,237,112
Marathon Petroleum Corp. 5.125%, 12/15/2026		2,794	3,256,826
6.50%, 03/01/2041		415	550,211
MPLX LP 5.20%, 03/01/2047		2,687	3,073,471
Oleoducto Central SA 4.00%, 07/14/2027(a)		491	518,619
ONEOK, Inc. 4.00%, 07/13/2027		1,720	1,865,994
4.35%, 03/15/2029		1,012	1,103,353
6.35%, 01/15/2031		291	365,095
Phillips 66 4.30%, 04/01/2022		131	135,920
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		173	172,981
4.50%, 12/15/2026		683	749,866
4.65%, 10/15/2025		2,986	3,277,702
Saudi Arabian Oil Co. 2.25%, 11/24/2030(a)		527	505,683
Spectra Energy Partners LP 3.50%, 03/15/2025		20	21,477
Suncor Energy, Inc. 6.80%, 05/15/2038		1,377	1,879,013
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		415	413,755
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		2,167	2,850,320
Valero Energy Corp. 2.70%, 04/15/2023		943	979,126
Williams Cos., Inc. (The) 3.50%, 11/15/2030		402	426,397
3.90%, 01/15/2025		30	32,515

			48,639,304

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		915	997,350

Services–0.6%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		1,972	1,876,200
Booking Holdings, Inc. 4.625%, 04/13/2030		2,166	2,517,694
Expedia Group, Inc. 6.25%, 05/01/2025(a)		49	56,661
Mastercard, Inc. 3.30%, 03/26/2027		663	729,035

			5,179,590

	Principal Amount (000)		U.S. $ Value
Technology–2.1%
Apple, Inc. 2.40%, 08/20/2050	U.S.$	1,790	$1,560,415
Baidu, Inc. 3.425%, 04/07/2030		203	212,134
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		466	494,757
Broadcom, Inc. 3.50%, 02/15/2041(a)		1,319	1,263,615
4.11%, 09/15/2028		1,436	1,567,897
4.15%, 11/15/2030		1,657	1,787,853
5.00%, 04/15/2030		988	1,126,043
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		918	1,086,242
Infor, Inc. 1.75%, 07/15/2025(a)		649	655,224
Leidos, Inc. 4.375%, 05/15/2030(a)		1,913	2,124,597
Micron Technology, Inc. 4.185%, 02/15/2027		2,396	2,660,686
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)		508	607,751
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)		204	214,010
Oracle Corp. 2.50%, 04/01/2025		1,685	1,767,397
3.95%, 03/25/2051		1,632	1,684,975
SK Hynix, Inc. 2.375%, 01/19/2031(a)		532	503,937

			19,317,533

Transportation—Airlines–0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		819	873,879
4.75%, 10/20/2028(a)		951	1,034,707
Southwest Airlines Co. 5.25%, 05/04/2025		985	1,120,634

			3,029,220

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		261	276,007
5.875%, 07/05/2034(a)		431	503,101

			779,108

Transportation—Services–0.0%
ENA Master Trust 4.00%, 05/19/2048(a)		380	383,325

			179,272,092

Financial Institutions–11.3%
Banking–8.0%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		269	301,565

2021 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
AIB Group PLC 4.75%, 10/12/2023(a)	U.S.$	575	$628,325
American Express Co. Series B 3.622% (LIBOR 3 Month + 3.43%), 05/15/2021(b)(c)		153	153,023
Series C 3.469% (LIBOR 3 Month + 3.29%), 06/15/2021(b)(c)		379	376,745
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		400	448,096
Banco de Credito del Peru 3.125%, 07/01/2030(a)		1,447	1,444,612
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		668	750,030
Banco Santander SA 2.749%, 12/03/2030		600	570,426
3.49%, 05/28/2030		200	208,984
5.179%, 11/19/2025		3,400	3,863,216
Bank of America Corp. 5.00%, 05/13/2021		10	10,051
Series DD 6.30%, 03/10/2026(b)		335	384,104
Series L 3.95%, 04/21/2025		2,450	2,685,812
Series Z 6.50%, 10/23/2024(b)		524	588,436
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		392	424,897
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		226	312,445
BBVA USA 2.875%, 06/29/2022		1,785	1,835,676
BNP Paribas SA 1.323%, 01/13/2027(a)		1,141	1,116,936
BPCE SA 2.75%, 01/11/2023(a)		585	608,020
5.70%, 10/22/2023(a)		379	423,316
Capital One Financial Corp. 2.60%, 05/11/2023		808	840,805
3.30%, 10/30/2024		1,725	1,860,016
4.75%, 07/15/2021		90	91,102
Series E 3.991% (LIBOR 3 Month + 3.80%), 06/01/2021(b)(c)		939	938,568
CITIC Ltd. 2.85%, 02/25/2030(a)		889	880,943
Citigroup, Inc. 4.45%, 09/29/2027		1,675	1,883,872
5.95%, 01/30/2023(b)		481	504,810
Series R 4.672% (LIBOR 3 Month + 4.48%), 05/15/2021(b)(c)		574	574,718
	Principal Amount (000)		U.S. $ Value
Series W 4.00%, 12/10/2025(b)	U.S.$	788	$794,785
Cooperatieve Rabobank UA 3.95%, 11/09/2022		443	466,368
4.375%, 08/04/2025		1,869	2,070,833
Credit Agricole SA/London 3.25%, 10/04/2024(a)		364	390,925
3.375%, 01/10/2022(a)		680	695,844
Danske Bank A/S 3.875%, 09/12/2023(a)		1,744	1,868,208
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		958	959,849
3.961%, 11/26/2025		385	416,601
Discover Bank 4.682%, 08/09/2028		386	411,835
Fifth Third Bancorp 3.50%, 03/15/2022		41	42,116
Goldman Sachs Group, Inc. (The) 3.75%, 02/25/2026		210	230,488
HSBC Holdings PLC 4.041%, 03/13/2028		901	987,965
4.25%, 03/14/2024		1,610	1,751,503
4.292%, 09/12/2026		466	516,044
6.375%, 03/30/2025(b)		1,317	1,452,849
ING Groep NV 2.727%, 04/01/2032		1,681	1,679,453
JPMorgan Chase & Co. 2.083%, 04/22/2026		1,167	1,198,707
2.956%, 05/13/2031		1,256	1,278,357
3.54%, 05/01/2028		968	1,055,304
3.625%, 05/13/2024		436	475,153
Series I 3.682% (LIBOR 3 Month + 3.47%), 04/30/2021(b)(c)		820	817,302
Series V 3.558% (LIBOR 3 Month + 3.32%), 07/01/2021(b)(c)		401	397,856
Series Z 4.005% (LIBOR 3 Month + 3.80%), 05/01/2021(b)(c)		673	673,424
Lloyds Banking Group PLC 4.05%, 08/16/2023		250	269,708
Morgan Stanley 3.591%, 07/22/2028		1,815	1,977,860
3.737%, 04/24/2024		682	724,782
5.00%, 11/24/2025		699	803,326
7.25%, 04/01/2032		55	77,270
Series F 3.875%, 04/29/2024		335	365,934
Series G 5.50%, 07/28/2021		746	758,227
Series H 3.851% (LIBOR 3 Month + 3.61%), 07/15/2021(b)(c)		192	191,841
Series J 4.051% (LIBOR 3 Month + 3.81%), 04/15/2021(b)(c)		1,813	1,813,616

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Natwest Group PLC 8.625%, 08/15/2021(b)	U.S.$	1,810	$1,858,291
Series U 2.574% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)		800	791,544
Santander Holdings USA, Inc. 4.40%, 07/13/2027		911	1,007,047
Santander UK Group Holdings PLC 3.373%, 01/05/2024		1,150	1,202,221
Societe Generale SA 4.25%, 08/19/2026(a)		1,706	1,856,810
Standard Chartered PLC 1.722% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		400	375,140
4.30%, 02/19/2027(a)		2,220	2,404,127
5.20%, 01/26/2024(a)		723	794,049
7.50%, 04/02/2022(a)(b)		453	473,978
7.75%, 04/02/2023(a)(b)		200	217,032
State Street Corp. 2.901%, 03/30/2026		125	133,079
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		1,603	1,748,104
UBS AG/Stamford CT 7.625%, 08/17/2022		1,584	1,726,956
UBS Group AG 7.00%, 01/31/2024–02/19/2025(a)(b)		456	510,884
UniCredit SpA 2.569%, 09/22/2026(a)		2,675	2,687,733
US Bancorp Series J 5.30%, 04/15/2027(b)		723	791,692
Wells Fargo & Co. 2.188%, 04/30/2026		843	869,647
3.75%, 01/24/2024		1,535	1,659,780
3.90%, 03/15/2026(b)		635	641,883

			74,073,879

Brokerage–0.3%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		790	873,377
Series I 4.00%, 06/01/2026(b)		1,949	1,979,268

			2,852,645

Finance–1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 07/15/2025		245	285,746
Air Lease Corp. 2.875%, 01/15/2026		497	514,390
3.625%, 04/01/2027		76	80,266
3.875%, 07/03/2023		145	154,192
4.25%, 02/01/2024		578	626,916
	Principal Amount (000)		U.S. $ Value
Aircastle Ltd. 2.85%, 01/26/2028(a)	U.S.$	2,065	$1,969,659
4.125%, 05/01/2024		359	379,266
4.25%, 06/15/2026		128	134,788
4.40%, 09/25/2023		905	964,784
5.00%, 04/01/2023		75	79,961
5.25%, 08/11/2025(a)		906	987,105
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		1,033	1,006,545
2.875%, 01/20/2022(a)		143	145,035
3.50%, 11/01/2027(a)		318	326,964
3.875%, 05/01/2023(a)		768	802,260
4.125%, 08/01/2025(a)		10	10,652
4.375%, 01/30/2024(a)		312	331,815
4.875%, 10/01/2025(a)		350	382,015
5.50%, 12/15/2024(a)		879	985,271
CDBL Funding 1 3.50%, 10/24/2027(a)		1,460	1,548,512
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	150	219,621
GE Capital Funding LLC 4.40%, 05/15/2030(a)	U.S.$	2,430	2,755,134
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035		757	866,281
Synchrony Financial 4.50%, 07/23/2025		1,500	1,661,445

			17,218,623

Insurance–0.7%
Alleghany Corp. 3.625%, 05/15/2030		1,801	1,941,946
Anthem, Inc. 3.30%, 01/15/2023		33	34,657
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		868	1,009,371
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(a)		11	10,756
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		970	1,347,796
MetLife, Inc. 3.048%, 12/15/2022		75	78,336
10.75%, 08/01/2039		25	42,075
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		377	612,402
Prudential Financial, Inc. 5.20%, 03/15/2044		462	492,229
5.375%, 05/15/2045		139	152,344
5.875%, 09/15/2042		103	108,835
Voya Financial, Inc. 5.65%, 05/15/2053		742	792,345

			6,623,092

2021 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Other Finance–0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	U.S.$	351	$380,937
China Cinda 2020 I Management Ltd. 3.125%, 03/18/2030(a)		1,495	1,502,942

			1,883,879

REITS–0.2%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		48	50,653
Rexford Industrial Realty LP 2.125%, 12/01/2030		1,670	1,559,997

			1,610,650

			104,262,768

Utility–0.5%
Electric–0.5%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		487	503,874
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		1,040	843,700
Colbun SA 3.15%, 03/06/2030(a)		200	204,625
Enel Chile SA 4.875%, 06/12/2028		957	1,105,634
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)		1,117	1,257,435
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		342	362,595
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 4.85%, 10/14/2038(a)		801	872,089

			5,149,952

Total Corporates—Investment Grade (cost $280,870,845)			288,684,812

GOVERNMENTS—TREASURIES–25.4%
Malaysia–0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	9,375	2,301,527

Netherlands–1.2%
Netherlands Government Bond 0.25%, 07/15/2029(a)	EUR	9,090	11,168,105

United States–23.9%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	3,270	2,459,653
1.625%, 11/15/2050		375	311,367
1.875%, 02/15/2051		10,960	9,687,613
	Principal Amount (000)		U.S. $ Value
2.25%, 08/15/2046–08/15/2049	U.S.$	17,947	$17,309,732
2.375%, 11/15/2049		4,905	4,858,249
2.50%, 02/15/2046–05/15/2046		6,259	6,358,564
2.75%, 08/15/2042		190	203,241
2.875%, 05/15/2043–11/15/2046		603	657,340
3.00%, 05/15/2042–02/15/2048		7,025	7,842,380
3.00%, 05/15/2047(d)		1,447	1,614,535
3.125%, 02/15/2043–08/15/2044		330	374,344
3.375%, 05/15/2044		646	761,808
3.50%, 02/15/2039		8,105	9,689,274
3.625%, 08/15/2043–02/15/2044		1,981	2,424,202
3.75%, 11/15/2043		295	367,828
4.375%, 02/15/2038–11/15/2039		11,639	15,503,485
4.50%, 02/15/2036		1,074	1,418,423
4.75%, 02/15/2037		1,525	2,082,102
5.25%, 11/15/2028(e)		2,645	3,364,936
U.S. Treasury Notes 0.125%, 08/31/2022(e)		45,206	45,206,000
0.125%, 10/31/2022		44,272	44,265,082
0.875%, 11/15/2030		3,845	3,553,020
1.125%, 09/30/2021		866	871,003
1.375%, 05/31/2021		72	71,857
1.50%, 02/15/2030		8,393	8,284,153
1.625%, 11/15/2022–04/30/2023		5,679	5,847,503
1.75%, 05/31/2022–11/15/2029		5,105	5,191,486
1.875%, 04/30/2022(e)		2,580	2,629,584
2.125%, 12/31/2022		2,995	3,097,953
2.25%, 02/15/2027		1,975	2,096,586
2.625%, 02/15/2029		8,921	9,643,043
2.75%, 11/15/2023		160	170,375
2.875%, 05/15/2028		2,786	3,060,247

			221,276,968

Total Governments—Treasuries (cost $232,455,941)			234,746,600

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.1%
Non-Agency Fixed Rate CMBS–6.5%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		740	663,490
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		211	230,471
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		2,005	2,193,872
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		2,808	3,036,734
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		2,495	2,601,628

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class B 3.732%, 04/10/2046	U.S.$	1,140	$1,182,211
Series 2015-GC27, Class A5 3.137%, 02/10/2048		1,468	1,566,683
Series 2015-GC35, Class A4 3.818%, 11/10/2048		630	693,428
Series 2016-C1, Class A4 3.209%, 05/10/2049		2,409	2,590,060
Series 2016-GC36, Class A5 3.616%, 02/10/2049		705	770,796
Series 2018-B2, Class A4 4.009%, 03/10/2051		1,200	1,338,353
Commercial Mortgage Trust
Series 2012-CR3, Class E 4.751%, 10/15/2045(a)		889	474,947
Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		298	299,135
Series 2014-UBS5, Class A4 3.838%, 09/10/2047		1,925	2,096,667
Series 2015-3BP, Class A 3.178%, 02/10/2035(a)		400	424,531
Series 2015-CR24, Class A5 3.696%, 08/10/2048		730	801,647
Series 2015-CR25, Class A4 3.759%, 08/10/2048		999	1,098,950
Series 2015-DC1, Class A5 3.35%, 02/10/2048		1,960	2,109,703
Series 2015-LC21, Class XA 0.686%, 07/10/2048(f)		2,292	55,896
Series 2015-PC1, Class A5 3.902%, 07/10/2050		226	249,004
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4 3.504%, 06/15/2057		675	728,712
Series 2015-C3, Class A4 3.718%, 08/15/2048		1,165	1,270,596
Series 2015-C4, Class A4 3.808%, 11/15/2048		1,641	1,800,174
GS Mortgage Securities Trust
Series 2011-GC5, Class D 5.406%, 08/10/2044(a)		28	16,798
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		1,499	1,456,226
Series 2014-GC22, Class A5 3.862%, 06/10/2047		1,532	1,659,600
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(g)(h)(i)		115	114,507
Series 2021-1, Class A2 2.435%, 08/15/2026(g)(h)(i)		204	210,120
Series 2021-1, Class AS 2.638%, 08/15/2026(g)(h)(i)		52	53,560
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D 4.703%, 08/15/2046(a)		472	354,193
	Principal Amount (000)		U.S. $ Value
Series 2014-C21, Class A5 3.775%, 08/15/2047	U.S.$	1,445	$1,559,365
Series 2014-C22, Class XA 0.829%, 09/15/2047(f)		5,687	134,861
Series 2015-C30, Class A5 3.822%, 07/15/2048		725	797,187
Series 2015-C31, Class A3 3.801%, 08/15/2048		1,903	2,078,198
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.051%, 09/15/2050(f)		10,035	471,663
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D 5.425%, 08/15/2046(a)		224	200,856
Series 2012-C6, Class E 5.142%, 05/15/2045(a)		712	460,124
Series 2012-C8, Class AS 3.424%, 10/15/2045(a)		1,897	1,952,523
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		250	144,698
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		966	980,729
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class A5 3.892%, 06/15/2047		1,345	1,452,099
Series 2014-C19, Class D 3.25%, 12/15/2047(a)		603	587,310
Series 2015-C22, Class A4 3.306%, 04/15/2048		2,000	2,143,529
Series 2015-C25, Class XA 1.053%, 10/15/2048(f)		2,103	80,757
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		1,105	1,201,352
UBS Commercial Mortgage Trust Series 2012-C1, Class AS 4.171%, 05/10/2045		1,250	1,281,309
Series 2018-C8, Class A4 3.983%, 02/15/2051		1,320	1,464,012
Series 2018-C9, Class A4 4.117%, 03/15/2051		2,100	2,344,812
Series 2018-C10, Class A4 4.313%, 05/15/2051		1,350	1,531,665
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		2,348	2,419,692
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.463%, 09/15/2048		545	515,122
Series 2016-NXS6, Class C 4.316%, 11/15/2049		1,030	1,074,472

2021 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
WF-RBS Commercial Mortgage Trust Series 2014-C24, Class AS 3.931%, 11/15/2047	U.S.$	356	$376,488
Series 2014-C25, Class A5 3.631%, 11/15/2047		2,100	2,281,935

			59,677,450

Non-Agency Floating Rate CMBS–2.6%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.006% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(c)		909	907,816
Series 2018-KEYS, Class A 1.106% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		1,500	1,498,615
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.106% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		2,435	2,376,960
BBCMS Mortgage Trust Series 2020-BID, Class A 2.246% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		1,513	1,520,582
BHMS Series 2018-ATLS, Class A 1.356% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		1,200	1,198,796
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.926% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(c)		900	896,629
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.106% (LIBOR 1 Month + 1.00%), 04/15/2034(a)(c)		1,042	1,037,687
BX Trust Series 2018-EXCL, Class A 1.194% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		1,329	1,289,516
CLNY Trust Series 2019-IKPR, Class D 2.131% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)		1,450	1,410,037
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		1,272	1,271,030
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.017% (SOFR + 2.00%), 01/25/2051(a)(c)		350	351,326
Great Wolf Trust Series 2019-WOLF, Class A 1.14% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		1,433	1,431,271
	Principal Amount (000)		U.S. $ Value
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.306% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)	U.S.$	738	$739,228
Series 2019-SMP, Class A 1.256% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		870	869,474
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(i)		1,690	1,743,927
Invitation Homes Trust Series 2018-SFR2, Class C 1.386% (LIBOR 1 Month + 1.28%), 06/17/2037(a)(c)		510	511,345
Series 2018-SFR3, Class C 1.408% (LIBOR 1 Month + 1.30%), 07/17/2037(a)(c)		1,000	1,003,103
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 1.956% (LIBOR 1 Month + 1.85%), 01/16/2037(a)(c)		138	137,059
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.056% (LIBOR 1 Month + 1.95%), 11/15/2026(c)(i)		391	332,285
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.89% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(c)		1,465	1,455,999
Series 2019-MILE, Class A 1.606% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)		666	668,144
Starwood Retail Property Trust Series 2014-STAR, Class A 1.576% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		1,852	1,360,971

			24,011,800

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K021, Class A1 1.603%, 01/25/2022		12	12,091
Series K025, Class A1 1.875%, 04/25/2022		13	13,166

			25,257

Total Commercial Mortgage-Backed Securities (cost $82,674,434)			83,714,507

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–8.7%
Agency Fixed Rate 30-Year–7.9%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049–11/01/2049	U.S.$	2,052		$2,198,967
Series 2020 3.50%, 01/01/2050		2,134		2,306,692
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		28		32,928
Series 2007 5.50%, 07/01/2035		200		229,892
Series 2016 4.00%, 02/01/2046		1,541		1,702,508
Series 2017 4.00%, 07/01/2044		1,141		1,260,154
Series 2018 4.50%, 03/01/2048–11/01/2048		3,681		4,060,257
5.00%, 11/01/2048		777		871,836
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033–07/01/2033		492		563,643
Series 2004 5.50%, 02/01/2034–11/01/2034		451		518,903
Series 2005 5.50%, 02/01/2035		473		545,126
Series 2006 5.50%, 04/01/2036		94		108,785
Series 2007 5.50%, 05/01/2036–08/01/2037		121		138,817
Series 2008 5.50%, 08/01/2037		1		790
Series 2009 5.00%, 12/01/2039		18		21,008
Series 2010 4.00%, 12/01/2040		672		736,863
5.00%, 06/01/2040		20		22,943
Series 2012 3.50%, 02/01/2042–01/01/2043		6,940		7,532,018
Series 2013 3.50%, 04/01/2043		3,399		3,687,820
4.00%, 10/01/2043		2,315		2,552,268
Series 2015 3.00%, 05/01/2045–08/01/2045		2,432		2,559,005
Series 2018 4.50%, 09/01/2048		3,319		3,661,403
Series 2019 3.50%, 08/01/2049–11/01/2049		6,649		7,116,186
Series 2020 3.50%, 01/01/2050		2,152		2,315,606
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–05/20/2046		1,319		1,391,764
	Principal Amount (000)			U.S. $ Value
Uniform Mortgage-Backed Security Series 2021 2.00%, 04/01/2051, TBA	U.S.$	8,650		$8,623,644
2.50%, 04/01/2051, TBA		18,305		18,769,775

				73,529,601

Agency Fixed Rate 15-Year–0.8%
Federal National Mortgage Association Series 2016 2.50%, 10/01/2031–12/01/2031		4,242		4,436,419
Series 2017 2.50%, 01/01/2032–02/01/2032		2,523		2,637,102

				7,073,521

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2005 5.50%, 03/01/2025		46		51,832

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 2.72% (LIBOR 12 Month + 2.18%), 12/01/2036(c)		0	**	142
Series 2007 2.475% (LIBOR 12 Month + 2.10%), 03/01/2037(c)		1		605
Federal National Mortgage Association Series 2007 1.835% (LIBOR 12 Month + 1.46%), 02/01/2037(c)		1		1,258
2.166% (LIBOR 12 Month + 1.80%), 03/01/2037(c)		1		1,053

				3,058

Total Mortgage Pass-Throughs (cost $78,703,394)				80,658,012

INFLATION-LINKED SECURITIES–8.3%
Canada–0.9%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	1,669		1,424,146
1.50%, 12/01/2044		6,717		6,826,091

				8,250,237

United States–7.4%
U.S. Treasury Inflation Index 0.125%, 01/15/2031 (TIPS)	U.S.$	2,241		2,410,690
0.25%, 01/15/2025 (TIPS)		47,245		51,305,482
0.375%, 07/15/2025 (TIPS)		11,490		12,653,376
0.75%, 07/15/2028 (TIPS)		1,636		1,864,115

				68,233,663

Total Inflation-Linked Securities (cost $75,152,325)				76,483,900

2021 Semi-Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–5.8%
Risk Share Floating Rate–3.9%
Bellemeade Re Ltd.
Series 2018-3A, Class M1B 1.959% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)	U.S.$	475	$477,399
Series 2019-1A, Class M1B 1.859% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(c)		1,425	1,409,925
Series 2019-3A, Class M1B 1.709% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		915	918,893
Series 2019-3A, Class M1C 2.059% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		300	298,869
Series 2020-2A, Class M1B 3.309% (LIBOR 1 Month + 3.20%), 08/26/2030(a)(c)		783	788,750
Series 2020-3A, Class M1B 2.959% (LIBOR 1 Month + 2.85%), 10/25/2030(a)(c)		450	453,797
Series 2021-1A, Class M1C 2.967% (SOFR + 2.95%), 03/25/2031(a)(c)		1,036	1,032,134
Chase Mortgage Finance Corp. Series 2019-CL1, Class M3 2.209% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)		288	292,619
Eagle Re Ltd.
Series 2018-1, Class M2 3.109% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		217	219,209
Series 2020-1, Class M1A 1.009% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		1,700	1,695,102
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-DNA1, Class M3 3.409% (LIBOR 1 Month + 3.30%), 10/25/2027(c)		1,178	1,201,149
Series 2016-DNA4, Class M3 3.909% (LIBOR 1 Month + 3.80%), 03/25/2029(c)		520	540,382
Series 2016-HQA4, Class M3 4.009% (LIBOR 1 Month + 3.90%), 04/25/2029(c)		873	902,791
Series 2017-DNA2, Class M2 3.559% (LIBOR 1 Month + 3.45%), 10/25/2029(c)		490	507,776
Series 2017-DNA3, Class M2 2.609% (LIBOR 1 Month + 2.50%), 03/25/2030(c)		970	988,414
Series 2017-HQA2, Class M2B 2.759% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		1,320	1,326,176
	Principal Amount (000)		U.S. $ Value
Series 2017-HQA3, Class M2 2.459% (LIBOR 1 Month + 2.35%), 04/25/2030(c)	U.S.$	2,192	$2,220,079
Series 2020-DNA5, Class M2 2.817% (SOFR + 2.80%), 10/25/2050(a)(c)		1,510	1,518,734
Federal National Mortgage Association Connecticut Avenue Securities
Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		73	73,686
Series 2015-C02, Class 2M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		122	124,069
Series 2015-C03, Class 2M2 5.109% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		229	231,698
Series 2015-C04, Class 1M2 5.809% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		168	178,120
Series 2016-C05, Class 2M2 4.559% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		1,342	1,396,743
Series 2016-C06, Class 1M2 4.359% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		354	368,895
Series 2017-C01, Class 1M2 3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		798	822,160
Series 2017-C02, Class 2M2C 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(c)		1,486	1,525,586
Home Re Ltd. Series 2020-1, Class M1B 3.359% (LIBOR 1 Month + 3.25%), 10/25/2030(a)(c)		1,250	1,273,497
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(i)		90	88,684
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.009% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(c)		1,158	1,159,184
Oaktown Re V Ltd. Series 2020-2A, Class M1B 3.709% (LIBOR 1 Month + 3.60%), 10/25/2030(a)(c)		2,252	2,287,932
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 2.128% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(c)		257	244,318
Series 2019-2R, Class A 2.865% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(c)		657	650,110

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2019-3R, Class A 2.815% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(c)	U.S.$	165	$165,612
Series 2020-1R, Class A 2.465% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(i)		624	620,044
Radnor Re Ltd.
Series 2019-1, Class M1B 2.059% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		909	911,330
Series 2019-2, Class M1B 1.859% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)		1,076	1,075,636
Series 2020-1, Class M1A 1.059% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		536	535,565
Series 2020-2, Class M1C 4.709% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(c)		910	926,781
Triangle Re Ltd.
Series 2020-1, Class M1B 4.009% (LIBOR 1 Month + 3.90%), 10/25/2030(a)(c)		2,593	2,634,742
Series 2021-1, Class M1A 1.807% (LIBOR 1 Month + 1.70%), 08/25/2033(a)(c)		1,818	1,818,386
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 5.359% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(i)		382	374,401
Series 2015-WF1, Class 2M2 5.609% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(i)		119	117,241

			36,396,618

Agency Fixed Rate–0.9%
Federal Home Loan Mortgage Corp. REMICs
Series 4973, Class BI 4.50%, 05/25/2050(f)		9,309	1,748,890
Series 4976, Class MI 4.50%, 05/25/2050(f)		6,211	1,132,958
Series 5015, Class BI 4.00%, 09/25/2050(f)		4,908	907,020
Series 5034, Class BI 4.50%, 11/25/2050(f)		6,113	1,250,637
Series 5049, Class CI 3.50%, 12/25/2050(f)		5,417	812,761
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.67%, 05/28/2035		323	310,104
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(f)		10,430	1,730,167

			7,892,537

	Principal Amount (000)		U.S. $ Value
Agency Floating Rate–0.8%
Federal Home Loan Mortgage Corp. REMICs
Series 4416, Class BS 5.994% (6.10%–LIBOR 1 Month), 12/15/2044(c)(j)	U.S.$	2,180	$464,684
Series 4693, Class SL 6.044% (6.15%–LIBOR 1 Month), 06/15/2047(c)(j)		2,249	537,959
Series 4727, Class SA 6.094% (6.20%–LIBOR 1 Month), 11/15/2047(c)(j)		1,934	417,933
Series 4954, Class SL 5.941% (6.05%–LIBOR 1 Month), 02/25/2050(c)(j)		3,757	702,589
Series 4981, Class HS 5.991% (6.10%–LIBOR 1 Month), 06/25/2050(c)(j)		8,704	1,476,675
Federal National Mortgage Association REMICs
Series 2011-131, Class ST 6.431% (6.54%–LIBOR 1 Month), 12/25/2041(c)(j)		1,189	235,339
Series 2016-106, Class ES 5.891% (6.00%–LIBOR 1 Month), 01/25/2047(c)(j)		2,117	422,016
Series 2017-73, Class SA 6.041% (6.15%–LIBOR 1 Month), 09/25/2047(c)(j)		2,665	635,311
Series 2017-97, Class LS 6.091% (6.20%–LIBOR 1 Month), 12/25/2047(c)(j)		2,002	497,216
Series 2017-97, Class SW 6.091% (6.20%–LIBOR 1 Month), 12/25/2047(c)(j)		1,854	418,966
Government National Mortgage Association Series 2017-134, Class SE 6.089% (6.20%–LIBOR 1 Month), 09/20/2047(c)(j)		1,694	339,657
Series 2017-43, Class ST 5.989% (6.10%–LIBOR 1 Month), 03/20/2047(c)(j)		2,702	558,493
Series 2017-65, Class ST 6.039% (6.15%–LIBOR 1 Month), 04/20/2047(c)(j)		2,399	526,237

			7,233,075

Non-Agency Fixed Rate–0.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		83	74,127
Series 2006-24CB, Class A16 5.75%, 08/25/2036		463	361,531
Series 2006-28CB, Class A14 6.25%, 10/25/2036		340	252,260
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		217	195,709

2021 Semi-Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036	U.S.$	88	$58,860
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		345	237,800

			1,180,287

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.489% (LIBOR 1 Month + 0.38%), 12/25/2036(c)		993	491,660
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.609% (LIBOR 1 Month + 0.50%), 03/25/2035(c)		238	216,143

			707,803

Total Collateralized Mortgage Obligations (cost $52,979,573)			53,410,320

ASSET-BACKED SECURITIES–1.9%
Autos—Fixed Rate–0.9%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 06/20/2022(a)		371	372,342
Series 2018-1A, Class A 3.70%, 09/20/2024(a)		1,700	1,812,018
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		1,680	1,821,121
First Investors Auto Owner Trust Series 2019-1A, Class B 3.02%, 03/17/2025(a)		1,700	1,733,193
Series 2020-1A, Class A 1.49%, 01/15/2025(a)		618	622,044
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(a)		556	562,418
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(a)		236	237,514
Series 2018-1A, Class A 3.29%, 02/25/2024(a)		112	112,028
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		303	304,540
Series 2019-2A, Class A 3.42%, 05/25/2025(a)		205	205,675
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		206	206,614

			7,989,507

	Principal Amount (000)		U.S. $ Value
Other ABS—Fixed Rate–0.6%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)	U.S.$	1,132	$1,144,091
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		794	881,845
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		488	504,052
Marlette Funding Trust Series 2018-4A, Class A 3.71%, 12/15/2028(a)		19	18,715
Series 2019-1A, Class A 3.44%, 04/16/2029(a)		109	109,330
Series 2019-3A, Class A 2.69%, 09/17/2029(a)		326	327,416
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		140	140,895
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		779	781,333
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(a)		17	16,909
SoFi Consumer Loan Program LLC Series 2017-5, Class A2 2.78%, 09/25/2026(a)		216	216,989
Series 2017-6, Class A2 2.82%, 11/25/2026(a)		33	33,306
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)		103	103,745
Series 2019-1, Class A 3.24%, 02/25/2028(a)		97	97,650
Series 2019-3, Class A 2.90%, 05/25/2028(a)		290	292,149
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(a)		811	816,985

			5,485,410

Credit Cards—Fixed Rate–0.4%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/17/2024(a)		1,021	1,020,924
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 09/15/2024		200	205,560
World Financial Network Credit Card Master Trust Series 2018-B, Class M 3.81%, 07/15/2025		1,100	1,115,628
Series 2019-B, Class M 3.04%, 04/15/2026		1,600	1,641,311

			3,983,423

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Home Equity Loans—Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 1.234% (LIBOR 1 Month + 1.13%), 12/25/2032(c)	U.S.$	72	$72,249
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.709% (LIBOR 1 Month + 0.60%), 04/25/2034(c)		49	47,628

			119,877

Total Asset-Backed Securities (cost $17,152,728)			17,578,217

CORPORATES—NON-INVESTMENT GRADE–1.8%

Industrial–1.3%
Capital Goods–0.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)		1,463	1,446,468
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		1,435	1,390,085

			2,836,553

Communications—Media–0.3%
Netflix, Inc. 5.875%, 11/15/2028		1,911	2,312,253

Communications—Telecommunications–0.2%
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)		1,401	1,367,068
T-Mobile USA, Inc. 2.625%, 04/15/2026		438	444,136
3.375%, 04/15/2029		462	467,442

			2,278,646

Consumer Cyclical—Entertainment–0.2%
Mattel, Inc. 3.375%, 04/01/2026(a)		796	814,722
3.75%, 04/01/2029(a)		796	801,843

			1,616,565

Consumer Cyclical—Retailers–0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(a)		951	918,219

Consumer Non-Cyclical–0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		959	911,702
Newell Brands, Inc. 4.70%, 04/01/2026		667	735,621
4.875%, 06/01/2025		164	181,048

			1,828,371

	Principal Amount (000)		U.S. $ Value
Energy–0.0%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)	U.S.$	491	$452,682

			12,243,289

Financial Institutions–0.5%
Banking–0.5%
Credit Suisse Group AG 6.375%, 08/21/2026(a)(b)		355	377,209
7.50%, 07/17/2023–12/11/2023(a)(b)		3,124	3,315,239
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		757	825,183

			4,517,631

Total Corporates—Non-Investment Grade (cost $16,826,142)			16,760,920

COLLATERALIZED LOAN OBLIGATIONS–1.3%
CLO—Floating Rate–1.3%
Dryden CLO Ltd. Series 2020-77A, Class A 2.182% (LIBOR 3 Month + 2.00%), 05/20/2031(a)(c)		1,000	1,001,814
Series 2020-78A, Class C 2.173% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(c)		1,260	1,263,304
Series 2020-78A, Class D 3.223% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(c)		400	400,914
Elevation CLO Ltd. Series 2020-11A, Class C 2.441% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(c)		1,080	1,049,954
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.124% (LIBOR 3 Month + 1.90%), 04/20/2031(a)(c)		1,415	1,415,437
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.223% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(c)		570	571,794
Kayne CLO Ltd. Series 2021-11A, Class D 3.08% (LIBOR 3 Month + 2.90%), 04/15/2034(a)(c)		950	950,101
Magnetite XXVI Ltd. Series 2020-26A, Class A 1.991% (LIBOR 3 Month + 1.75%), 07/15/2030(a)(c)		2,229	2,233,664
OCP CLO Ltd. Series 2020-18A, Class A 2.024% (LIBOR 3 Month + 1.80%), 04/20/2030(a)(c)		1,500	1,500,000

2021 Semi-Annual Report	21

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
SCFF I Ltd. Series 2020-1A, Class A2A 3.491% (LIBOR 3 Month + 3.25%), 04/15/2031(a)(c)	U.S.$	630	$630,463
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)		480	469,776

Total Collateralized Loan Obligations (cost $11,504,502)			11,487,221

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.9%
United States–0.9%
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023		1,000	1,014,893
State Board of Administration Finance Corp. Series 2020A 1.705%, 07/01/2027		1,634	1,640,004
State of California 5.70%, 11/01/2021		1,255	1,294,911
Series 2010 7.625%, 03/01/2040		2,040	3,271,486
Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035		1,210	1,242,324

Total Local Governments—US Municipal Bonds (cost $7,269,461)			8,463,618

QUASI-SOVEREIGNS–0.8%

Quasi-Sovereign Bonds–0.8%
Chile–0.0%
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		200	216,500

Indonesia–0.3%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		591	642,240
Pertamina Persero PT 6.45%, 05/30/2044(a)		850	1,053,991
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(a)		447	516,425
6.15%, 05/21/2048(a)		200	243,266

			2,455,922

Malaysia–0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)		448	525,432

	Principal Amount (000)		U.S. $ Value
Mexico–0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)	U.S.$	1,685	$1,617,074
Petroleos Mexicanos 6.75%, 09/21/2047		996	846,799
6.84%, 01/23/2030		356	359,969

			2,823,842

Peru–0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)		1,473	1,449,064

Total Quasi-Sovereigns (cost $7,249,832)			7,470,760

EMERGING MARKETS—CORPORATE BONDS–0.8%

Industrial–0.8%
Basic–0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		500	501,225
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		397	404,940

			906,165

Capital Goods–0.3%
Cemex SAB de CV 3.875%, 07/11/2031(a)		1,525	1,489,162
Embraer Netherlands Finance BV 5.40%, 02/01/2027		1,025	1,068,486
6.95%, 01/17/2028(a)		537	588,176
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		417	9,632

			3,155,456

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		645	649,233

Consumer Cyclical—Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		730	757,594

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(a)		525	536,977

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)		672	705,600

			6,711,025

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(i)		117	119,927

22	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(k)	U.S.$	341	$55,752

Total Emerging Markets—Corporate Bonds (cost $7,351,679)			6,886,704

AGENCIES–0.6%
Agency Debentures–0.6%
Federal Home Loan Bank 1.875%, 07/07/2021		3,365	3,381,421
2.50%, 02/13/2024		1,465	1,555,918
Federal National Mortgage Association 6.25%, 05/15/2029		355	479,665
6.625%, 11/15/2030		260	370,513

Total Agencies (cost $5,619,974)			5,787,517

GOVERNMENTS—SOVEREIGN BONDS–0.5%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031		696	681,210

Israel–0.1%
Israel Government International Bond 3.875%, 07/03/2050		928	1,019,350

Qatar–0.1%
Qatar Government International Bond 3.40%, 04/16/2025(a)		565	613,378

Saudi Arabia–0.1%
Saudi Government International Bond 2.90%, 10/22/2025(a)		1,022	1,083,001

United Arab Emirates–0.1%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(a)		892	939,889

Uruguay–0.0%
Uruguay Government International Bond 4.375%, 01/23/2031		360	416,499

Total Governments—Sovereign Bonds (cost $4,504,882)			4,753,327

EMERGING MARKETS—SOVEREIGNS–0.5%
Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(a)		1,919	1,938,190

Egypt–0.2%
Egypt Government International Bond 5.875%, 02/16/2031(a)		1,897	1,773,695

Principal Amount (000)			U.S. $ Value
Oman–0.1%
Oman Government International Bond 4.875%, 02/01/2025(a)	U.S.$	345	$359,555
6.25%, 01/25/2031(a)		469	490,544

			850,099

Total Emerging Markets—Sovereigns (cost $4,589,548)			4,561,984

		Shares

COMMON STOCKS–0.2%

Financials–0.2%
Insurance–0.2%
Mt Logan Re Ltd. (Preference Shares)(g)(h)(l)(m) (cost $2,266,850)		2,267	2,240,586

Principal Amount (000)

SHORT-TERM INVESTMENTS–5.0%
U.S. Treasury Bills–2.5%
U.S. Treasury Bill Zero Coupon, 04/29/2021 (cost $23,499,536)	U.S.$	23,500	23,499,726

		Shares
Investment Companies–2.5%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio– Class AB, 0.01%(n)(o)(p) (cost $23,278,356)		23,278,356	23,278,356

Total Short-Term Investments (cost $46,777,892)			46,778,082

Total Investments—102.8% (cost $933,950,002)			950,467,087

Other assets less liabilities—(2.8)%			(26,018,887)

Net Assets—100.0%			$924,448,200

2021 Semi-Annual Report	23

Schedule of Investments (continued)

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

Euro Buxl 30 Yr Bond Futures	77	June 2021	$18,604,980	$(124,667)

U.S. 10 Yr Ultra Futures	164	June 2021	23,564,750	(158,853)

U.S. T-Note 2 Yr (CBT) Futures	488	June 2021	107,714,562	(23,074)

U.S. T-Note 5 Yr (CBT) Futures	69	June 2021	8,514,492	(15,370)

Sold Contracts

10 Yr Canadian Bond Futures	156	June 2021	17,226,164	(93,962)

Long Gilt Futures	220	June 2021	38,697,003	489,160

				$73,234

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	BRL	11,480	USD	2,008	04/05/2021	$(31,345)

Bank of America, NA	USD	2,015	BRL	11,480	04/05/2021	24,577

Barclays Bank PLC	BRL	11,497	USD	2,018	04/05/2021	(24,613)

Barclays Bank PLC	USD	2,113	BRL	11,497	04/05/2021	(70,446)

Barclays Bank PLC	AUD	23,978	USD	18,288	06/04/2021	70,580

BNP Paribas SA	ZAR	34,765	USD	2,239	04/08/2021	(116,104)

BNP Paribas SA	CAD	28,413	USD	22,387	04/22/2021	(223,972)

Citibank, NA	IDR	31,532,568	USD	2,162	04/15/2021	606

Citibank, NA	KRW	147,400	USD	135	04/22/2021	4,516

Citibank, NA	JPY	669,266	USD	6,315	05/20/2021	268,251

Goldman Sachs Bank USA	USD	9,279	RUB	692,586	05/25/2021	(172,285)

HSBC Bank USA	GBP	491	USD	685	04/09/2021	8,404

HSBC Bank USA	USD	2,287	IDR	32,026,282	04/15/2021	(91,428)

HSBC Bank USA	CAD	4,117	USD	3,268	04/22/2021	(8,097)

HSBC Bank USA	USD	19,031	CHF	17,143	05/06/2021	(878,337)

HSBC Bank USA	USD	5,963	JPY	653,447	05/20/2021	(58,950)

JPMorgan Chase Bank, NA	MXN	44,639	USD	2,077	04/16/2021	(104,557)

Morgan Stanley Capital Services, Inc.	NZD	25,388	USD	18,401	05/27/2021	672,148

Morgan Stanley Capital Services, Inc.	MYR	10,195	USD	2,465	09/23/2021	12,658

Natwest Markets PLC	USD	2,084	CAD	2,648	04/22/2021	22,892

Standard Chartered Bank	GBP	843	USD	1,172	04/09/2021	10,243

State Street Bank & Trust Co.	USD	1,050	GBP	754	04/09/2021	(11,081)

State Street Bank & Trust Co.	USD	13	SEK	106	04/15/2021	(580)

State Street Bank & Trust Co.	CAD	4,571	USD	3,622	04/22/2021	(15,809)

State Street Bank & Trust Co.	JPY	2,227	USD	20	05/20/2021	166

State Street Bank & Trust Co.	USD	23	JPY	2,547	05/20/2021	(116)

State Street Bank & Trust Co.	EUR	25,322	USD	30,252	05/27/2021	524,719

State Street Bank & Trust Co.	NZD	700	USD	509	05/27/2021	19,717

State Street Bank & Trust Co.	AUD	350	USD	266	06/04/2021	(383)

24	Sanford C. Bernstein Fund II, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

UBS AG	USD	2,304	ZAR	34,918	04/08/2021	$61,491

UBS AG	USD	2,170	MXN	44,845	04/16/2021	21,191

						$(85,944)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
			Payments made by the Fund	Payments received by the Fund
SEK	307,100	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	$(397,103)	$202	$(397,305)
USD	4,950	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	(59,583)	—	(59,583)
EUR	6,130	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(1,074,102)	—	(1,074,102)
EUR	6,130	11/10/2050	0.022%	6 Month EURIBOR	Annual/ Semi-Annual	938,603	47,163	891,440
CAD	5,275	03/03/2051	2.297%	3 Month CDOR	Semi-Annual	221,859	212	221,647
CAD	5,280	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	189,315	—	189,315

						$(181,011)	$47,577	$(228,588)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.80%	USD	1,980	$217,404	$134,465	$82,939
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,608	176,559	117,001	59,558
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	804	88,280	62,133	26,147
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	400	43,920	26,431	17,489
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	400	43,920	26,431	17,489
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	380	41,724	25,672	16,052
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	133	14,615	26,745	(12,130)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	133	14,614	26,765	(12,151)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,254	137,898	247,066	(109,168)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,248	136,927	254,397	(117,470)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	3,130	344,196	622,280	(278,084)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	6,261	687,979	1,268,238	(580,259)

2021 Semi-Annual Report	25

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.80%	USD	997	$109,554	$172,929	$(63,375)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	663	72,742	133,755	(61,013)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	532	58,458	103,220	(44,762)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.80	USD	1,063	116,807	216,983	(100,176)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	7	(1,885)	(1,094)	(791)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	10	(2,694)	(1,250)	(1,444)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	25	(6,733)	(2,468)	(4,265)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	35	(9,432)	(4,097)	(5,335)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	42	(11,311)	(5,535)	(5,776)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	49	(13,197)	(7,089)	(6,108)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	44	(11,849)	(5,664)	(6,185)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	43	(11,584)	(5,296)	(6,288)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	50	(13,470)	(6,361)	(7,109)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	50	(13,470)	(6,158)	(7,312)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	71	(19,127)	(8,744)	(10,383)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	72	(19,397)	(8,001)	(11,396)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	102	(27,479)	(11,335)	(16,144)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	116	(31,260)	(13,578)	(17,682)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	509	(137,082)	(61,279)	(75,803)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	636	(171,285)	(48,894)	(122,391)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	5	(1,347)	(606)	(741)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	165	(44,451)	(19,871)	(24,580)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	251	(67,598)	(19,758)	(47,840)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	240	(64,636)	(16,107)	(48,529)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	417	(112,305)	(60,051)	(52,254)

26	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	324	$(87,259)	$(26,047)	$(61,212)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	388	(104,495)	(22,431)	(82,064)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,200	(323,280)	(117,349)	(205,931)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	8.17	USD	1,460	(114,918)	(27,723)	(87,195)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	45	(12,119)	(5,120)	(6,999)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	278	(74,870)	(34,004)	(40,866)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	610	(164,283)	(67,730)	(96,553)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	610	(164,283)	(67,703)	(96,580)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	28	(7,541)	(4,128)	(3,413)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	31	(8,351)	(3,859)	(4,492)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	45	(12,119)	(4,314)	(7,805)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	45	(12,119)	(3,987)	(8,132)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	322	(86,720)	(51,087)	(35,633)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	325	(87,528)	(48,495)	(39,033)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	448	(120,654)	(72,100)	(48,554)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	268	(72,177)	(22,480)	(49,697)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	950	(255,851)	(70,498)	(185,353)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	56	(15,082)	(5,303)	(9,779)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	59	(15,890)	(5,589)	(10,301)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	138	(37,166)	(17,094)	(20,072)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	239	(64,367)	(22,572)	(41,795)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	338	(91,029)	(40,592)	(50,437)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	975	(262,583)	(116,067)	(146,516)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	369	(99,378)	(25,258)	(74,120)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,200	(323,180)	(155,164)	(168,016)

						$(1,103,237)	$2,114,581	$(3,217,818)

2021 Semi-Annual Report	27

Schedule of Investments (continued)

*	Termination date
**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $205,090,614 or 22.2% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	IO—Interest Only.
(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(h)	Fair valued by the Adviser.
(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.41% of net assets as of March 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	03/09/2021	$114,507	$114,507	0.01%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	03/09/2021	210,018	210,120	0.02%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	03/09/2021	53,534	53,560	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,810,909	1,743,927	0.19%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.359%, 11/25/2024	11/16/2015	89,559	88,684	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.056%, 11/15/2026	11/16/2015	389,935	332,285	0.04%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.465%, 02/27/2023	06/07/2019	624,064	620,044	0.07%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	117,000	119,927	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.359%, 11/25/2025	09/28/2015	382,360	374,401	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.609%, 11/25/2025	09/28/2015	118,089	117,241	0.01%

(j)	Inverse interest only security.
(k)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2021.
(l)	Non-income producing security.
(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/31/2014	$ 2,266,850	$2,240,586	0.24%

28	Sanford C. Bernstein Fund II, Inc.

(n)	Affiliated investments.
(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

2021 Semi-Annual Report	29

Statement of Assets and Liabilities—March 31, 2021 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $910,671,646)	$927,188,731

Affiliated issuers (cost $23,278,356)	23,278,356

Foreign currencies, at value (cost $197,795)	195,666

Cash	141,113

Cash collateral due from broker	3,691,695

Receivables:

Unaffiliated interest and dividends	4,750,675

Affiliated dividends	67

Investment securities sold and foreign currency transactions	47,300,684

Capital shares sold	2,030

Variation margin on centrally cleared swaps	85,202

Market value on credit default swaps (net premiums paid $3,464,511)	2,305,597

Unrealized appreciation of forward currency exchange contracts	1,722,159

Total assets	1,010,661,975

LIABILITIES

Cash collateral due to broker	1,923,000

Payables:

Dividends to shareholders	625,107

Investment securities purchased	77,716,163

Advisory fee	303,366

Variation margin on futures	166,644

Administrative fee	17,359

Transfer Agent fee	1,282

Directors’ fees payable	83

Accrued expenses and other liabilities	243,834

Market value on credit default swaps (net premiums received $1,349,930)	3,408,834

Unrealized depreciation of forward currency exchange contracts	1,808,103

Total liabilities	86,213,775

NET ASSETS	$924,448,200

SHARES OF CAPITAL STOCK OUTSTANDING	60,267,285

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.34

NET ASSETS CONSIST OF:

Capital stock, at par*	$60,267

Additional paid-in capital	907,049,285

Distributable earnings	17,338,648

$924,448,200

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the six months ended March 31, 2021 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$11,900,039

Dividends

Unaffiliated issuers	15,846

Affiliated issuers	1,336

Total income	11,917,221

Expenses:

Advisory fee (see Note 2A)	2,077,172

Custody and accounting fees	108,440

Transfer Agent fee	9,056

Auditing and tax fees	57,347

Administrative	41,120

Registration fees	19,935

Legal fees	18,600

Directors’ fees and expenses	16,051

Printing fees	14,102

Miscellaneous	18,532

Total expenses	2,380,355

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(306,046)

Net expenses	2,074,309

Net investment income	9,842,912

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	8,962,670

Forward currency exchange contracts	(145,684)

Futures	591,075

Swaps	(4,939,064)

Swaptions written	130,297

Foreign currency transactions	(769,282)

Net realized gain on investment and foreign currency transactions	3,830,012

Net change in unrealized appreciation/depreciation of:

Investments	(33,520,907)

Forward currency exchange contracts	(557,721)

Futures	(23,781)

Swaps	2,031,795

Foreign currency denominated assets and liabilities and other assets	(35,759)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(32,106,373)

Net realized and unrealized loss on investment and foreign currency transactions	(28,276,361)

Net decrease in net assets resulting from operations	$(18,433,449)

See Notes to Financial Statements.

2021 Semi-Annual Report	31

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$9,842,912	$22,388,379

Net realized gain on investment and foreign currency transactions	3,830,012	17,432,039

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(32,106,373)	15,698,963

Net increase (decrease) in net assets resulting from operations	(18,433,449)	55,519,381

Distributions to shareholders	(23,461,843)	(26,747,327)

Capital-share transactions:

Net proceeds from sales of shares	127,957,428	166,228,664

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	21,552,203	23,911,378

Total proceeds from shares sold	149,509,631	190,140,042

Cost of shares redeemed	(88,674,285)	(199,977,481)

Net increase (decrease) in net assets from capital-share transactions	60,835,346	(9,837,439)

Net increase in net assets	18,940,054	18,934,615

NET ASSETS:

Beginning of period	905,508,146	886,573,531

End of period	$924,448,200	$905,508,146

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$16.04	$15.46	$14.55	$15.08	$15.57	$15.29

Income from investment operations

Investment income, net (a)(b)	0.17	0.40	0.44	0.36	0.38	0.43

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	0.65	0.95	(0.51)	(0.27)	0.52

Contributions from affiliates	0	0	0.00 (c)	0.00 (c)	0.00 (c)	0

Total from investment operations	(0.29)	1.05	1.39	(0.15)	0.11	0.95

Less: Dividends and Distributions

Dividends from net investment income	(0.19)	(0.44)	(0.48)	(0.38)	(0.41)	(0.52)

Dividends from net realized gain on investment transactions	(0.22)	(0.03)	0	0	(0.19)	(0.15)

Total dividends and distributions	(0.41)	(0.47)	(0.48)	(0.38)	(0.60)	(0.67)

Net asset value, end of period	$15.34	$16.04	$15.46	$14.55	$15.08	$15.57

Total return (d)	(1.89)%	6.96%	9.70%	(0.98)%	0.78%	6.42%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$924,448	$905,508	$886,574	$734,175	$689,279	$634,431

Average net assets (000 omitted)	$925,724	$879,658	$816,533	$702,953	$622,162	$617,969

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.45% (e)	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before waivers/reimbursements	0.52% (e)	0.52%	0.52%	0.55%	0.59%	0.59%

Net investment income (b)	2.13% (e)	2.55%	2.98%	2.47%	2.50%	2.79%

Portfolio turnover rate (f)	61%	86%	70%	189%	229%	146%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Annualized
(f)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

2021 Semi-Annual Report	33

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

34	Sanford C. Bernstein Fund II, Inc.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2021 Semi-Annual Report	35

Notes to Financial Statements (continued)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2021:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Corporates—Investment Grade	$0	$288,684,812	$0	$288,684,812

Governments—Treasuries	0	234,746,600	0	234,746,600

Commercial Mortgage-Backed Securities	0	83,336,320	378,187	83,714,507

Mortgage Pass-Throughs	0	80,658,012	0	80,658,012

Inflation-Linked Securities	0	76,483,900	0	76,483,900

Collateralized Mortgage Obligations	0	53,410,320	0	53,410,320

Asset-Backed Securities	0	17,578,217	0	17,578,217

Corporates—Non-Investment Grade	0	16,760,920	0	16,760,920

Collateralized Loan Obligations	0	11,487,221	0	11,487,221

Local Governments—US Municipal Bonds	0	8,463,618	0	8,463,618

Quasi-Sovereigns	0	7,470,760	0	7,470,760

Emerging Markets—Corporate Bonds	0	6,886,704	0	6,886,704

Agencies	0	5,787,517	0	5,787,517

Governments—Sovereign Bonds	0	4,753,327	0	4,753,327

Emerging Markets—Sovereigns	0	4,561,984	0	4,561,984

Common Stocks	0	0	2,240,586	2,240,586

Short-Term Investments:

U.S. Treasury Bills	0	23,499,726	0	23,499,726

Investment Companies	23,278,356	0	0	23,278,356

Total Investments in Securities	23,278,356	924,569,958	2,618,773	950,467,087

Other Financial Instruments (a):

Assets:

Futures	489,160	0	0	489,160	(b)

Forward Currency Exchange Contracts	0	1,722,159	0	1,722,159

Centrally Cleared Interest Rate Swaps	0	1,349,777	0	1,349,777	(b)

Credit Default Swaps	0	2,305,597	0	2,305,597

Liabilities:

Futures	(415,926)	0	0	(415,926	)(b)

Forward Currency Exchange Contracts	0	(1,808,103)	0	(1,808,103)

Centrally Cleared Interest Rate Swaps	0	(1,530,788)	0	(1,530,788	)(b)

Credit Default Swaps	0	(3,408,834)	0	(3,408,834)

Total	$23,351,590	$923,199,766	$2,618,773	$949,170,129

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

36	Sanford C. Bernstein Fund II, Inc.

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

2021 Semi-Annual Report	37

Notes to Financial Statements (continued)

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $3 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 28, 2022 and may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2021, the aggregate amount of such fee waiver was $301,692.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended March 31, 2021, such waiver amounted to $4,354.

38	Sanford C. Bernstein Fund II, Inc.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended March 31, 2021 is as follows:

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/21 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$8,025	$408,801	$393,548	$23,278	$1

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2021, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES

Investment securities (excluding U.S. government securities)	$178,115,040	$157,334,702

U.S. government securities	452,810,605	405,757,886

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$31,254,270

Gross unrealized depreciation	(18,196,301)

Net unrealized appreciation	$13,057,969

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The

2021 Semi-Annual Report	39

Notes to Financial Statements (continued)

Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2021, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2021, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

40	Sanford C. Bernstein Fund II, Inc.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2021, the Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate

2021 Semi-Annual Report	41

Notes to Financial Statements (continued)

swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2021, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2021, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an

42	Sanford C. Bernstein Fund II, Inc.

OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended March 31, 2021, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$489,160	*	Receivable/Payable for variation margin on futures	$415,926	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,302,402	*	Receivable/Payable for variation margin on centrally cleared swaps	1,530,990	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,722,159		Unrealized depreciation on forward currency exchange contracts	1,808,103

Credit contracts	Market value on credit default swaps	2,305,597		Market value on credit default swaps	3,408,834

Total		$5,819,318			$7,163,853

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$591,075	$(23,781)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(145,684)	(557,721)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	130,297	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,136,024)	126,960

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,803,040)	1,904,835

Total		$(4,363,376)	$1,450,293

2021 Semi-Annual Report	43

Notes to Financial Statements (continued)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2021:

Futures:

Average notional amount of buy contracts	$271,971,877

Average notional amount of sale contracts	$101,962,651

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$82,584,675

Average principal amount of sale contracts	$118,171,577

Written Swaptions:

Average notional amount	$7,139,305	(a)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$164,242,439

Credit Default Swaps:

Average notional amount of buy contracts	$23,958,571

Average notional amount of sale contracts	$22,111,857

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$13,844,376	(b)

Average notional amount of sale contracts	$13,844,376	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for less than one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of March 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$24,577	$(24,577)	$0	$0	$0

Barclays Bank PLC	70,580	(70,580)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	2,221,409	(501,255)	(1,612,000)	0	108,154

Goldman Sachs Bank USA/Goldman Sachs International	109,554	(109,554)	0	0	0

HSBC Bank USA	8,404	(8,404)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	72,742	(72,742)	0	0	0

Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	860,071	(422,558)	(311,000)	0	126,513

44	Sanford C. Bernstein Fund II, Inc.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Natwest Markets PLC	$22,892	$0	$0	$0	$22,892

Standard Chartered Bank	10,243	0	0	0	10,243

State Street Bank & Trust Co.	544,602	(27,969)	0	0	516,633

UBS AG	82,682	0	0	0	82,682

Total	$4,027,756	$(1,237,639)	$(1,923,000)	$0	$867,117	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$31,345	$(24,577)	$0	$0	$6,768

Barclays Bank PLC	95,059	(70,580)	0	0	24,479

BNP Paribas SA	340,076	0	0	0	340,076

Citibank, NA/Citigroup Global Markets, Inc.	501,255	(501,255)	0	0	0

Credit Suisse International	805,371	0	0	(805,371)	0

Deutsche Bank AG	530,473	0	0	(530,473)	0

Goldman Sachs Bank USA/Goldman Sachs International	835,345	(109,554)	0	(725,791)	0

HSBC Bank USA	1,036,812	(8,404)	0	(278,300)	750,108

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	590,674	(72,742)	0	(517,932)	0

Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	422,558	(422,558)	0	0	0

State Street Bank & Trust Co.	27,969	(27,969)	0	0	0

Total	$5,216,937	$(1,237,639)	$0	$(2,857,867)	$1,121,431	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

2021 Semi-Annual Report	45

Notes to Financial Statements (continued)

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2021, the Portfolio earned drop income of $325,294 which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

	2020	2019
Distributions paid from:

Ordinary income	$25,414,556	$26,097,315

Net long-term capital gains	1,332,771	0

Total taxable distributions paid	$26,747,327	$26,097,315

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,740,965
Undistributed capital gains	7,702,267
Other losses	(840,601	)(a)
Unrealized appreciation/(depreciation)	49,409,744	(b)

Total accumulated earnings/(deficit)	$60,012,375	(c)

(a)	As of September 30, 2020, the cumulative deferred loss on straddles was $840,601.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2020, the Portfolio did not have any capital loss carryforwards.

46	Sanford C. Bernstein Fund II, Inc.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax

2021 Semi-Annual Report	47

Notes to Financial Statements (continued)

consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

48	Sanford C. Bernstein Fund II, Inc.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

On January 31, 2020, the United Kingdom (the “U.K.”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the U.K. and EU is developed and the U.K. determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolio’s investments and its net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The U.K. may be less stable than it has been in recent years and investments in U.K. assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

2021 Semi-Annual Report	49

Notes to Financial Statements (continued)

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

50	Sanford C. Bernstein Fund II, Inc.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2021 and the year ended September 30, 2020, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20	SIX MONTHS ENDED 3/31/21 (UNAUDITED)	YEAR ENDED 9/30/20
Shares sold	8,125,852	10,592,619	$127,957,428	$166,228,664

Shares issued to shareholders on reinvestment of dividends and distributions	1,361,677	1,539,092	21,552,203	23,911,378

Shares redeemed	(5,671,955)	(13,042,653)	(88,674,285)	(199,977,481)

Net increase (decrease)	3,815,574	(910,942)	$60,835,346	$(9,837,439)

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2021.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2021 Semi-Annual Report	51

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

Jorge A. Bermudez*

Director

Michael J. Downey*

Director

Nancy P. Jacklin*

Director

Onur Erzan(1)

President and Chief Executive Officer

Jeanette W. Loeb*

Director

Carol C. McMullen*

Director

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Michael Canter**

Vice President

Shawn E. Keegan**

Vice President

Janaki Rao**

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed-Income Team. Messrs. Canter, Keegan and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

(1) Mr. Robert M. Keith retired as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

52	Sanford C. Bernstein Fund II, Inc.

Operation and Effectiveness of the Portfolio’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classify the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

2021 Semi-Annual Report	53

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the

54	Sanford C. Bernstein Fund II, Inc.

profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the

2021 Semi-Annual Report	55

Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

56	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-2038-0321

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 28, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 28, 2021